Investor/Analyst Day 2018

MPS

Forward Looking Statements

This presentation includes forward-looking statements that involve risks and uncertainties, including our belief in continued expansion of our product lines, advances in our technology, anticipated market opportunities, gross margin targets, net & operating margin targets, inventory targets, continuing business diversification, growth and opportunities in China and Taiwan, and increasing sales penetration in Japan, Korea, the U.S., Singapore and Europe. Other forward-looking statements can be identified by terms such as "would," "could," "may," "will," "should," "expect," "Wall Street estimates," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "targets," "target ranges", "seek," or "continue," the negative of these terms or other variations of such terms. These statements are only predictions based on our current expectations and projections about future events. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. In this regard, you should specifically consider the risks identified in our most recent 10-K in the section entitled "Risk Factors," including the risks, uncertainties and cost of litigation and risks related to fluctuations in our operating results.

Agenda

- Computing Power Evolution
- Battery Management
- Automotive Break
- e.Motion: A Market in Motion
- $1B to $2B
- E to E through eCommerce
- Financial Summary
- Q&A
- Event Summary

Computing Power Evolution

Jinghai Zhou

MPS

It All Started with Two Innovations

- MPS Invented Intelli-phase in 2010

  World first monolithic power stage with integrated Accu-sense.

- MPS Invented QSMOD in 2012

  Quantum State Modulation- Modulation based on finest digital steps to determine the real-time output voltage.

- MPS First Server Core Power Solution Successfully Powered Intel Grantley Platform in June 2014.

Existing Solutions – Discrete + Analog + Digital



Dr MOS
(packaged discrete)
Reservoir:
Large
capacitors
Analog Current
Voltage Level 2
Voltage Level 1
Power Supply
Analog
intel
Digital Signal Pro
+ MCU
01100010

Existing Solutions – Discrete + Analog + Digital


Dr MOS
(packaged discrete)
Reservoir:
Large
capacitors
Analog Current
Voltage Level 2
Voltage Level 1
Power Supply
Analog
intel
Digital Signal Pro
+ MCU
01100010

QS MOD Solution: Fully Integrated + GUI



Fully Integrated Power Device
Reservoir: Smaller Capacitor
Quantized Current
Voltage Level 2
Voltage Level 1
101001
QS MOD
Power Supply
01100010

MPS' Quantum State Modulation__ QS Mod



Fully Integrated Power Device
Reservoir:
Small Capacitor
Quantized Current
Voltage Level 2
Voltage Level 1
101001
QS MOD
Power Supply
intel
01100010

MPS' Quantum State Modulation__ QS Mod



Fully Integrated Power Device
Reservoir:
Small Capacitor
Quantized Current
Voltage Level 2
Voltage Level 1
101001
QS
MOD
Power Supply
intel
01100010

MPS' Quantum State Modulation__ QS Mod



Fully Integrated Power Device
Quantized Current
Reservoir:
Small Capacitor
Voltage Level 2
Voltage Level 1
101001
QS MOD
Power Supply
intel
01100010

The Concept is Simple

Competitors

DrMOS
Discrete Solution






Analog Current
Power Supply
Analog
Digital Signal Pro
+ MCU
01100010

MPS

MPS
Intelli-Phase




42x


Reservoir:
Small Capacitor
Quantized Current
Voltage Level 2
Voltage Level 1
101001
Power Supply
01100010

Fast + **Accurate**

Great Technology Wins Its Own Way

CPUs → Grantley → Purley → Whitley

Purley: *$20 Per CPU

Whitley: *>$30 Per CPU

CPUs
↓
Gaming SOCs
↓
GPUs
↓
FPGA Accelerators
↓
ARM
↓
Tensor

Worldwide OEMs & ODMs

We Keep Our Promise to Provide Leading Edge Technologies!

* Typical Power IC cost, including associated DDR Power

Common Footprint, Uncommon Performance

- Discrete Die DrMOS



- Monolithic Intelli-Phase



- **Common Footprint Allows Access to Today's Markets**
- **Monolithic Die Provides Superb Switching Performance and Intelligence**

CPU Demands Huge Current, with Much Less Available Space


ICCMAX
Current
ICCMAX
Available Space
VR
VR
VR
CPU Die
VR
VR
VR
Grantley
Purley
Coming Up

Bigger CPU Socket, More Memory DIMMs, The needs to Pull VR Closer to CPU- All Require Much Dense VRs

Why MPS is Winning?



Solution Size
1400
1200
1000
800
600
400
200
0
Frequency (MHz)
Available Space
CMP
MPS
MPS
CMP
2017
2018
2019
2020

While Others Hitting Size and Frequency Boundaries, MPS Monolithic Solution Takes Off

GPU as an AI Engine Gets Power Hungry



* Source: Nvidia GPU Conference, 2017

AI Engine Powered by MPS QSMOD-
Integration Brings Unprecedented Feature Sets to the System

Ready for the 48V Power Architecture for Data Centers


VR
43-60V
Digital Controlled Resonant (DCX)
4.3-6V
Multi-Mega Hertz Multi-Phase VR
1-1.8V
intel inside
Xeon

2-Stage Structure

- **Simplicity** – well-understood architecture
- **Scalability** – can address different power levels
- **Transient performance** – independent second-stage offers superior performance
- **Interchangeability** – each stage can be upgraded independently
- **Efficiency. Size. Cost – Optimized.**

Intel image source: https://en.wikipedia.org/wiki/Xeon#/media/File:Intel_xeon_inside.jpg

Autonomous Driving

MPS Powered AI Datacenters Allow Autonomous Vehicles to Learn…



Learning

Perception | Prediction | Policy

Inferencing



Next step- the inference engine that resides on the AV itself is what MPS will power!

The Evolving of the Computing Eco-System

Datacenter, Cloud



5G Network, Coming Soon → **5G Enabled Cloud 2.0**

Happening Now → **Hyper Converged**
- -Storage
- -Computing
- -Networking

MPS High Speed, High Density Power Solutions- Well Suited for Computing Infrastructure Now and Beyond

We Are the Champion

TOKYO 2020

Proudly Powering Olympics

Questions?

MPS

Battery Management

Chris Sporck

MPS

MPS Battery Management Applications

- Portable Power
- 2-6 Cell non-USB Applications
- Wearable Devices
- Connected Devices
- Mobile Computing
- Battery Management Systems (BMS)



Increasing Value

MPS Battery Management SAM Growth



MPS Battery Management SAM Growth ($M)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2017
2018
2019
2020
2021
linear charger
boost charger
buck-boost charger
buck charger
BMS IC
$16.1M
Baseline
Revenue

MPS Battery Management Advantages



Competitor Solution
Main PCB
Battery Pack
Charger IC
Battery Pack Protection IC
Over-voltage Protection (OVP) IC
Fuel Gauge IC
USB Detection IC
Cell Balancing IC
MPS Solution
Main PCB
Battery Pack
Interface Charger IC
Battery Management System (BMS) IC

- MPS solutions use our leading power FET technology to offer a high level of integration which means smaller total solution size, easier system design, and better cost structure

Battery Management System (BMS) Growth Markets



Power Tools
MPS BMS Solutions
E-Bike
MCU
4G/5G Towers
Factory Robots
EV
Home Backup
15KW Pack

Capitalizing on USB Type-C and PD Expansion


Global device shipments by USB Type - C : 2016 - 2021
5
0
Billions of units
2015
2016
2017
2018
2019
2020
2021
Wireless segment (WL)
Computing segment (PC)
Consumer electronics segment (CE)
Automotive segment (AU)
Source: USB Type-C Report - 2018 Edition - IHS Markit
© 2017 IHS Markit

- CAGR of 105% over the next 5 years and $3B TAM in semiconductor IC revenue in 2021
- MPS currently has key design wins in the Wireless and Consumer electronics segments

USB Type-C and PD Charging Growth Markets


MPS USB-C Charging Solutions
Wearable
Notebook & 2-in-1
USB Type-C 5-20V up to 100W in/out
Charger
1-4 series cell battery packs
Connected Devices
Portable Power
Smartphone & Tablet

Why MPS Battery Management Will Win

- Increasing product offering diversity driving SAM expansion
- Growth strategy focused on high level of integration of charger, BMS, USB, and protection functions
- Fully monolithic chargers for high-power USB Power Delivery applications
- R & D investment on precision accuracy monitoring and protection circuits for BMS

Questions?

Automotive

Allen Chen

MPS Automotive Growth is Accelerating



MPS Automotive Revenue, 2013-2017
$50M
$40M
$30M
$20M
$10M
$0M
Rev ($)
$53M
2013
2014
2015
2016
2017

MPS Automotive Growing Over 4x Market

4Q17 Auto Revenue Growth, YoY



4Q17 Y/Y Growth
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Total Auto Semiconductor Market ~13%
MPS
M*
O*
T*
S*
N*
A*
R*

Source: *Deutsche Bank automotive semiconductor market tracker*

Auto Power Management Market Share



T*
A*
M*
R*
O*
MPS
Other Auto Semis

Power TAM: $7B

Source: *MPS internal analysis, competitor annual reports*

Great Revenue Diversification

Revenue Mix by Customer



50% of automotive revenue comes from 'long tail' customers

Key Regions



Automotive revenue shared amongst Europe, China, Japan, South Korea

MPS Ramping At Half of Top 50 Tier 1s

...and engaged with most of the rest

Tier 1 Automotive Suppliers

BOSCH
Continental
Autoliv
MARQUARDT
MAGNA
novero
ZF
Panasonic Automotive
HYUNDAI MOBIS
Visteon
DESAY
Valeo
APTIV
HARMAN
HELLA

OEMs

GM
TOYOTA
GEELY
TESLA
Ford
RENAULT
NISSAN
mazda
HYUNDAI
Mercedes-Benz

Three Major Automotive Trends

Autonomous Driving → Connected Cars → Electrification



MPS Automotive Power TAM
$7B
$9B
$13B
2018
2020
2023

Our Target Automotive Applications


Our Target Automotive Applications


Digital Cockpit
Infotainment, Cluster, HUD, USB Charging
Lighting
Matrix Headlamp, Dynamic Lighting, Interior
Body Electronics
HVAC, Seat, Lift Gate, Auto Door Handle, Moonroof
Battery Management
48V, HEV, EV
ADAS
Radar, Camera, Lidar, Self-Driving Compute

Technology is Our Core Advantage




MPS LED
DRIVER
Inductor



Packaging

- **1ST AUTO QUALIFIED FLIP-CHIP POWER PART** approved by a major Tier 1 (top 5)
- **2X POWER DENSITY** vs competition
- **BILLIONS** of units shipped – solid track record

Integration

- **WORLD'S MOST COMPACT** integrated LED driver module (with inductor)
- **4X SMALLER** than similar automotive solution from competition

Full Power Tree

- **ONE-STOP SHOPPING** for every power rail
- **ADVANCED FEATURES** like digital programmability
- **RESIDENT EXPERTS** on hot topics like EMI and Thermal Management

Higher Integration: USB Charging, Power Modules


Competitor:
1x Buck Ctrl
2x Type-C Ctrl
1x DCP Ctrl
2x FETs
= 6 Parts
MPS Solution:
1x Fully-Integrated IC


Traditional Solution:
1x Sync Buck
1x Inductor
2x Caps
= 4 Parts
MPS Solution:
1x Module

Automotive Long Term Goal


MPS Automotive Business, 2013 - 2021
40-50% CAGR
2013
2014
2015
2016
2017
2018
2019
2020
2021

Questions?

MPS

Break

15 Min

MPS

Michael Hsing

CEO

MPS

e.Motion™

A Market in Motion

Jens Muttersbach

MPS

How does *e*.Motion™ work?


Sensima
3D magnetic field measurement
MPS Algorithm
Width of a hair!
e.Motion™
Platform
MPS
Integrated Motor Driver
Or
Competitor's solution
Eliminates electronic design!
Only needs software code adjustment!

MPS
Simple, Easy Solutions

e.Motion™

Our Solution for Integrated Motion Control

One-stop Solution for Advanced Drive Tasks

POSITION SENSING

Angle Feedback

Magnetic

Small & Robust

MOTOR DRIVERS

Energizing the Windings

Efficiency

Size

Huge and Diverse Market

	Consumer	Industrial	Automotive
Pure Sensing			
Controlled Motion			

MPS Spinaxis Technology– Our Unique Advantage

- MPS proprietary
- Integrated angle sensor
- Based on a simple time measurement




B
α
t
Phase Detect
α

Customer Benefits	
Replace bulky optical encoders	Lower power consumption
Fast sensing	Small components
Robust setup	Attractive price

MagAlpha Angle Sensor Family has Promising Growth

20+ products already have design wins:

Consumer	Industrial	Automotive	Medical



Controlled Motion

Leveraging MPS' strength in power semiconductors

Technology | **Packaging** | **Testing** | **Support**

Customer benefits

Size | **Efficiency** | **Thermal** | **Cost**

Stepper	Brushed DC	Brushless DC
		

A lot of Drive in Motor Drivers

Portfolio addressing stepper, brushed and brushless DC motors

Providing high integration and efficiency in small footprints

Design wins:

Consumer	Industrial	Automotive











A Market in Motion

e.Motion™

Addresses the challenges & benefits of a growing market

Motion control market trends

- Overall number of electric motors growing
- Strong trend towards brushless DC motors
    - **Efficiency**
    - **Space**
    - **Noise**
    - **Torque ripple**
- Challenge: cost for controlling BLDC motors

Typical Motion Control

Standard solution


BLDC motor
Hall
Encoder
Optical encoder: $2 … $100
Hall elements: $0.5 … $2
Processing & drive circuit: $8 ... $50
Signal Processing &
Drive Circuit

Overall System Size:
2x … 5x Volume of the Motor



Integrated Motion Control – e.Motion

Standard Solution


BLDC motor
Hall
Encoder
Signal Processing &
Drive Circuit

e.Motion™ solution


BLDC motor
e.Motion

Position sensing
Signal processing
Motor driver

Combined into single e.Motion chip



$4x4mm^2$

Providing field-oriented control (FOC) algorithm to achieve best performance and efficiency

Motion Control Long Term Goal


2016
2017
2018E
2019E
2020E
2021E
60-80% CAGR
Motor Drivers
Position Sensors
e.Motion™

Key Take-aways

- **Well positioned by unique technologies in both**
  - Magnetic position sensing
  - Motor drivers and pre-drivers
- **High growth rates in these markets**
- **Convergence into e.Motion**
  - Unique bundle for integrated motion control
  - High value for customers
- **Technical & cost advantage for customer**
- **Higher $ amount per application**

Questions?

Michael Hsing

CEO

MPS

Product Families

AC/DC Power Conversion

- High-Voltage Buck Regulator
- High-Voltage LDO
- Flyback Controller
- Flyback Synchronous Rectifier
- Active PFC Controller
- LLC Resonant Converter Controller
- LLC Synchronous Rectifier
- PFC&LLC Combo Controller
- X Cap Bleeder

DC/DC Power Conversion

- Step-Up (Boost)
- Step-Down (Buck)
- Buck/Boost
- CPU Core Power
  - 50A DrMOS in a 5x5mm QFN

Battery Management

- Li-Ion Single and Multi-Cell
- USB Complaint Chargers
- Switching Chargers
- Linear Chargers
- Integrated Power Bank Solutions

Class-D Audio

- Analog Input Class-D Amplifiers
- PWM Input Power Stages

Display Backlighting Power

- Backlight Drivers
- Electro-Luminescent Drivers
- Photo Flash Drivers
- LCD Power Supplies

E-Fuse, USB & Load Switches

- Programmable Current Limit up to 50A per Device
- Adjustable Slew Rate
- Reverse Current Blocking
- Output Discharge (Load Switch)
- Integrated Auto Detection
- Pin Compatible
- Parallel able up to 10 Devices
- PMBus Command and Control

Automotive & Industrial

- AEC-Q100
  - DC/DC
  - LED Lighting
  - Power Modules
  - Motor Drivers
  - USB Charging
  - Display Backlighting
  - Precision Analog

LED Lighting & Illumination

- TRIAC Dimmable AC/DC LED Controller
- PWM and Analog Dimmable AC/DC LED Controller
- DC/DC LED Controller: Buck, Boost, & Buck-Boost
- LED Protection IC

Computing Power

- CPU Core Power
- High current DrMOS
  - 60A DrMOS in a 4x5mm QFN
- POL

Motor Drivers & Position Sensors

- Brushless DC Motor Driver
- Stepper Motor Driver
- Brushed DC Motor/Solenoid Driver
- Half-bridge/Full-bridge/Three-phase Power Stages
- Magnetic Angular Position Sensors

Power Modules

- 6V, 600mA- 4A
- 16V, 600mA – 60A
- 21V, 600mA – 2A
- 36V, 600mA – 5A
- 55V, 1A – 3A
- 75V, 300mA

Precision Analog

- Analog Switches
- Current Sense Amplifiers
- Operational Amplifiers
- Voltage Reference

$1B to $2B

MPS


Quicktron



Parcel Sorters





Motor



Motor Control
& DCDC



Optical
Encoder



Warehouse





Motor

Motor Control
DCDC
BMS



Battery



Textile Machinery Modernization



Motor control / DC-DC









Textile Machine Teardown


Encoders
Motors
Motor Controllers & DC-DCs



Building Automation



Air
Air-Flow Diagram
Solar Collectors
Insulated Pipes
Controller
Solar Tank
Conventional Water Heater
Circulator (pump)
Cold Water Supply
Air
Damper/Valve
Fluid Valves
DC-DC, AC-DC
Motor Controller
r Tank
Conventional Water Heater
Cold Water Supply

Industrial Hand Tool Electrification


BMS
Battery
Motor Controller

Others










AUX
FB
GND
A
B

Motor Control, DC-DC
AC-DC

Other Large Market Segment



ACDC, DCDC Replaced by on mEZ module

Relays Replaced by MPS electronic Relays

Leveraging 2000+ Products

AC/DC Power Conversion

- High-Voltage Buck Regulator
- High-Voltage LDO
- Flyback Controller
- Flyback Synchronous Rectifier
- Active PFC Controller
- LLC Resonant Converter Controller
- LLC Synchronous Rectifier
- PFC&LLC Combo Controller
- X Cap Bleeder

DC/DC Power Conversion

- Step-Up (Boost)
- Step-Down (Buck)
- Buck/Boost
- CPU Core Power
  - 50A DrMOS in a 5x5mm QFN

Battery Management

- Li-Ion Single and Multi-Cell
- USB Complaint Chargers
- Switching Chargers
- Linear Chargers
- Integrated Power Bank Solutions

Class-D Audio

- Analog Input Class-D Amplifiers
- PWM Input Power Stages

Display Backlighting Power

- Backlight Drivers
- Electro-Luminescent Drivers
- Photo Flash Drivers
- LCD Power Supplies

E-Fuse, USB & Load Switches

- Programmable Current Limit up to 50A per Device
- Adjustable Slew Rate
- Reverse Current Blocking
- Output Discharge (Load Switch)
- Integrated Auto Detection
- Pin Compatible
- Parallel able up to 10 Devices
- PMBus Command and Control

Automotive & Industrial

- AEC-Q100
  - DC/DC
  - LED Lighting
  - Power Modules
  - Motor Drivers
  - USB Charging
  - Display Backlighting
  - Precision Analog

LED Lighting & Illumination

- TRIAC Dimmable AC/DC LED Controller
- PWM and Analog Dimmable AC/DC LED Controller
- DC/DC LED Controller: Buck, Boost, & Buck-Boost
- LED Protection IC

Computing Power

- CPU Core Power
- High current DrMOS
  - 60A DrMOS in a 4x5mm QFN
- POL

Motor Drivers & Position Sensors

- Brushless DC Motor Driver
- Stepper Motor Driver
- Brushed DC Motor/Solenoid Driver
- Half-bridge/Full-bridge/Three-phase Power Stages
- Magnetic Angular Position Sensors

Power Modules

- 6V, 600mA- 4A
- 16V, 600mA – 60A
- 21V, 600mA – 2A
- 36V, 600mA – 5A
- 55V, 1A – 3A
- 75V, 300mA

Precision Analog

- Analog Switches
- Current Sense Amplifiers
- Operational Amplifiers
- Voltage Reference

MPS Reconfigurable Standard Products


DC-DC
AC-DC
Motion Control
LED Lighting
Audio Amp
Sensors

E to E through eCommerce

E to E through eCommerce


MPS AI Algorithm
BCD 5 Technology
• Digital
• Memory
• Power
• Analog
eCommerce Website
Interactive Web Based Design
User input
Performance Verification
Order
CART
Auto Programming
Custom Parts
Delivered in Days

Questions?

MPS

How MPS Wins with Field Programmable Modules and e-Commerce

Dean Gannon

MPS

Reaching Customers at Scale


Website Customer Acquisition
Paid Search
Direct
Referral
Social
Search Engines
(SEO)
Email
Search
Power Solution Experts
Content
Browse
Products

Website User Growth



Tens of thousands of customers
100%
increase
Digital Marketing
Basics Initiated
No actions
Flat Results
Users from
All Channels
Users from
Channel A
Users from
Channel B
2015
2016
2017
2018


mEZD71201A-A - Step-
Secure
https://www.monolithicpower.com/en/mezd71201a-a.html
STEP 1
Create Your Design
STEP 2
Evaluate Your Design
STEP 3
Get Production Ready
Name of Customer's Design v1.0
My Design: 2 Orderable 0 Modified
+NEW
Save
Power Supply
Vin Max 13.2 V
Vin Normal 12 V
Vin Min 10.8 V
Edit
12V
VIN
C1
NS
VIN
VOUT
PG
mEZDPD3603A
VCC
I²C
SDA
SCL
/FT
Advanced Specs
EN
ADD
SYNC
R2
0kΩ
AGND
GND
VIN
GND
3.3V
VO
C3
10*10µF
C4
NS
Select passives to edit
VO
GND
Load
Vo 3.3 V
Io 3 A
Ambient Temp 25 °C
Edit

E to E Service/Solution through eCommerce

Every Design Customized




Input Voltage Vinmin (V)
Input Voltage Vin (V)
Input Voltage Vinmax (V)
Output Voltage Vo (V)
Output Current Io (V)
Switching Frequency Fsw (kHz)
V More Option
Simulate Design

MPS Algorithm



Custom Parts Delivered in Days



Product Roadmap


Motion Control
Audio Amps
Position Sensors
LED Lighting
DC/DC
AC/DC
BMS

Turnkey Power Solutions


POWER SOLUTIONS
FOR
DUMMIES
A Reference for the Rest of Us!

$9B Addressable Market

Questions?

Financial Summary

Bernie Blegen

MPS

Q2 '18 Guidance

	Initial Guide April 26, '18	Updated June 7, '18
Revenue	$135 – $141M	$138 – 141$M
Non-GAAP Gross Margin%	55.4% - 56.4%	55.6% – 56.4%
Non-GAAP R&D + SG&A	$33.7 – $36.7M	$34.7 – $36.7M
Stock Comp	$15.2 – $17.2M	$15.2 – $17.2M
Fully diluted shares	43.9 – 44.9M	43.9 – 44.9M

Consistent Revenue Growth & Shareholders' Return


Stock Price
$160
$140
$120
$100
$80
$60
$40
$20
$0
* $570m
2017: MPS 21.2% vs. Analog 10.9%
$471m
$389m
$333m
$283m
$238m
$214m
$197m
Revenue ($m)
MPWR Stock Price
SOX Index
2011
2012
2013
2014
2015
2016
2017
2018
MPS 3 Yr CAGR
18.6%
* Wall Street analysts average revenue

Diverse End Markets

% of Revenue	2010	2014	2017	18Q1	2014-2017 CAGR
Automotive	1.9%	4.2%	11.4%	15.5%	65.4%
Storage / Computing	10.4%	16.3%	21.4%	23.5%	29.7%
Industrial / Other	4.8%	13.2%	13.4%	12.6%	19.2%
Consumer	65.1%	43.4%	40.3%	36.7%	15.6%
Communications	17.8%	22.9%	13.5%	11.7%	-0.5%
Total	100%	100%	100%	100%	18.6%

Operating Leverage and Margin Expansion



Revenue
120% Increase
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$214M
$471M
FY12
FY17



Op Income %
70% Improvement
35%
30%
25%
20%
15%
10%
5%
0%
16.8%
28.6%
FY12
FY17



Non-GAAP EPS
214% Increase
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.93
$2.93
FY12
FY17

Capital Allocation



$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
52% Cash returned to shareholders through stock buybacks and dividends
Actual Cash
Cash adjusted for Stock Buybacks and Dividends

Growth Drivers by End Market

Computing	Automotive	Industrial	Infrastructure	Consumer
Cloud Based Data Center	Body Controls	Instrumentation	5G and Wireless	IOT
GPU's	LED Lighting	Factory & Bldg Automation	Base Stations	Wireless Charging
Portable	ADAS	Robotics	Networking	Power Management
Storage	Battery Management	Healthcare	Optical	Augmented Reality
Artificial Intelligence	Infotainment	Commercial Lighting		

SAM Expansion

Market	2015 SAM	2018 SAM
Automotive	$6B	$7B
Motion Control	$2B	$3B
ACDC	$1B	$2B
Modules	$1B	$2B
Cloud Computing (Server / Storage)	$800M	$1B
Networking / Telecom	$600M	$1B
Battery Management	$600M	$1B
Total Market SAM	**$12B**	**$17B**

Strategic Goals

- ☑ Full digital solutions – Synthetic Analog
- ☑ Integrated, software based, control with 3D sensor motor drive
- ☑ Advanced power analog processes
- ☑ Continued Compute and Automotive gains
- ☑ Future Network Infrastructure and Industrial wins

Financial Model (Non-GAAP) June 2018

	Financial Model		2017	2021	
	2015	2018	Actual	Target	Chg v '17
Revenue, YoY	20+% growth	20+% growth	$470.9m	$1BN	114%
Gross Margin	Mid to High 50's	Mid to High 50's	55.6%	57.5%	1.9 pts
R&D & SG&A	50% – 60% of annual revenue growth%	50% – 60% of annual revenue growth%	27.0%	21.5%	(5.5) pts
Operating Margin			28.6%	36.0%	7.4 pts
Capital Allocation		30% – 40% of free cash flow	34.0%		

Q&A

Michael Hsing	CEO
Bernie Blegen	CFO
Maurice Sciammas	VP of Sales and Marketing
Jinghai Zhou	Cloud Computing
Chris Sporck	Battery Management
Allen Chen	Automotive
Dean Gannon	e-Commerce
Jens Muttersbach	e.Motion

Closing Summary

- Disruptive new products allowing unprecedented levels of integration, efficiency and ease of use.
- Pressing ahead with process technology lead
- Expanding in high growth, end markets of Automotive, Industrial, Cloud Computing and Networking
- Significant operating leverage while continuing to invest in next generation products and markets